UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2010

The New York Times Company

(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Eighth Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Indenture

On November 4, 2010, The New York Times Company (the “Company”) completed an offering of $225 million aggregate principal amount of its 6.625% Senior Notes due 2016 (the “Notes”). The Notes were issued pursuant to an Indenture, dated as of November 4, 2010 (the “Indenture”), by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

The Notes will mature on December 15, 2016. Interest on the Notes accrues at a rate of 6.625% per annum and is payable semiannually in arrears on June 15 and December 15 of each year, commencing on June 15, 2011. Interest is payable to the holders of record of the Notes on the immediately preceding June 1 and December 1 of each year. The Notes are the Company’s senior unsecured obligations and rank equally in right of payment with all of the Company’s existing and future senior and unsecured obligations.

The Company has the option to redeem all or a portion of the Notes, at any time, at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest to the redemption date plus a “make-whole” premium, as described in the Indenture.

Upon the occurrence of a change of control (as defined in the Indenture), each holder of the Notes may require the Company to repurchase all or a portion of the Notes in cash at a price equal to 101% of the aggregate principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to the date of repurchase.

The Indenture contains covenants that, among other things, limit (subject to exceptions) the Company’s ability and the ability of the Company’s restricted subsidiaries to:

•	incur additional indebtedness and issue preferred stock;

•	pay dividends or make other equity distributions;

•	agree to any restrictions on the ability of the Company’s restricted subsidiaries to make payments to the Company;

•	create liens on certain assets to secure debt;

•	make certain investments;

•	merge or consolidate with other companies or transfer all or substantially all of the Company’s assets; and

•	engage in sale and leaseback transactions.

If at any time the Notes receive and maintain an investment grade rating by Standard & Poor’s Rating Services and Moody’s Investors Service, Inc. and no default has occurred and is continuing, certain covenants will be suspended. If either rating on the Notes should subsequently decline to below investment grade, the suspended covenants will be reinstated.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, failure to pay at maturity or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes may declare the principal of and accrued but unpaid interest, including additional interest, on all the Notes to be due and payable.

The foregoing description of the Indenture is qualified in its entirety by reference to the complete copy of that agreement that is filed as Exhibit 4.1 to this Form 8-K and is incorporated by reference herein. The foregoing description of the Notes is qualified in its entirety by reference to the form of Notes that is filed as Exhibit 4.2 to this Form 8-K and is incorporated by reference herein.

Registration Rights Agreement

The Company entered into a Registration Rights Agreement, dated as of November 4, 2010 (the “Registration Rights Agreement”), with Barclays Capital Inc., pursuant to which the Company agreed to use its commercially reasonable efforts to complete an offer to exchange the Notes no later than 270 days after November 4, 2010, to allow noteholders to exchange the Notes for the same principal amount of a new issue of notes with substantially identical terms, except they will generally be freely transferable under the Securities Act of 1933, as amended. In addition, the Company has agreed, under certain circumstances, including if the Company is prohibited from completing the exchange offer, to use its commercially reasonable efforts to cause to become effective a shelf registration statement to cover resales of the Notes. If the Company fails to complete the registered exchange offer or if the shelf registration statement has not been declared effective within specified time periods, the Company will be required to pay additional interest on the Notes.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the complete copy of the Registration Rights Agreement that is filed as Exhibit 4.3 to this Form 8-K and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the offering, the Indenture and the Notes set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On November 1, 2010, the Company issued a press release announcing the pricing of the Notes, and on November 4, 2010, the Company issued a press release announcing the completion of the offering. Copies of the press releases are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1	Indenture, dated as of November 4, 2010, by and between The New York Times Company and Wells Fargo Bank, National Association, as Trustee

Exhibit 4.2	Form of 6.625% Senior Notes due 2016 (included in the Indenture filed as Exhibit 4.1 hereto)

Exhibit 4.3	Registration Rights Agreement, dated as of November 4, 2010, by and between The New York Times Company and Barclays Capital Inc.

Exhibit 99.1	Press Release dated November 1, 2010, announcing the pricing of the notes offering

Exhibit 99.2	Press Release dated November 4, 2010, announcing the completion of the notes offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: November 4, 2010	By:	/S/ KENNETH A. RICHIERI
Kenneth A. Richieri
Senior Vice President, General Counsel and Secretary

Exhibit List

Exhibit 4.1	Indenture, dated as of November 4, 2010, by and between The New York Times Company and Wells Fargo Bank, National Association, as Trustee

Exhibit 4.2	Form of 6.625% Senior Notes due 2016 (included in the Indenture filed as Exhibit 4.1 hereto)

Exhibit 4.3	Registration Rights Agreement, dated as of November 4, 2010, by and between The New York Times Company and Barclays Capital Inc.

Exhibit 99.1	Press Release dated November 1, 2010, announcing the pricing of the notes offering

Exhibit 99.2	Press Release dated November 4, 2010, announcing the completion of the notes offering